UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2026

Independence Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1835 Market Street, Suite 2601
Philadelphia, Pennsylvania, 19103
(Address of Principal Executive Office) (Zip Code)

(267) 270-4800
(Registrant’s telephone number, including area code)

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On May 13, 2026, Independence Realty Trust, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders. The Company’s stockholders voted on: (1) the election of nine directors to the Company's Board, each to serve for a term expiring at the Company’s 2027 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2026, (3) an advisory, non-binding resolution on the Company’s executive compensation and (4) an advisory, non-binding resolution on the frequency of future advisory votes on the Company’s executive compensation. The tables below show the voting results.

Proposal 1:	Election of Nine Directors.
Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Scott F. Schaeffer	193,549,267	4,869,915	195,625	13,470,761
Ned W. Brines	196,073,881	2,354,527	186,400	13,470,760
Richard D. Gebert	196,864,881	1,510,629	239,298	13,470,760
Melinda H. McClure	194,087,833	4,284,050	242,924	13,470,761
James J. Sebra	186,995,992	11,381,848	236,969	13,470,759
Ana Marie del Rio	197,777,191	653,316	184,301	13,470,760
Deforest B. Soaries, Jr., D. Min.	193,857,802	4,512,877	244,127	13,470,762
Lisa Washington	195,537,699	1,481,332	1,595,777	13,470,760
Craig Macnab	197,749,072	623,966	241,770	13,470,760

Proposal 2:	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2026.
Votes For	Votes Against	Abstentions	Broker Non-Votes
207,135,331	4,765,876	184,358	0

Proposal 3:	Advisory, non-binding resolution on the Company’s executive compensation program.
Votes For	Votes Against	Abstentions	Broker Non-Votes
193,704,256	4,503,190	407,362	13,470,760

Proposal 4:	Advisory, non-binding resolution on the frequency for future advisory votes on executive compensation.
Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
194,570,544	48,578	3,673,105	322,577	13,470,764

The Company has considered the stockholder vote regarding the frequency of stockholder advisory votes on the Company’s executive compensation and intends to hold an advisory vote on the Company’s executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2032.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 13, 2026	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	President and Chief Financial Officer